                            [LETTERHEAD]
                                THE
                                HOLLADAY
                                CORPORATION

3400 Idaho Avenue, N.W., Suite 500, Washington, D.C. 20016 202-362-2400
-----------------------------------------------------------------------------
                                                          BUSINESS PARK LEASE

TENANT:  COMPUTER LEARNING CENTERS, INC., a Delaware corporation  SUITE: 200
         -------------------------------------------------------         ---
                                 LEASE AGREEMENT
                                Table of Contents



1.  PREMISES..........................................................  1
2.  TERM..............................................................  1
3.  RENTAL............................................................  1
4.  ADDITIONAL RENT...................................................  1
5.  RENT ADJUSTMENT...................................................  1
6.  PAST DUE RENT, DISHONORED CHECKS AND LATE CHARGES.................  2
7.  USE OF DEMISED PREMISES...........................................  2
8.  COMMON AREAS......................................................  2
9.  PARKING...........................................................  2
10. DEPOSITS..........................................................  2
11. SUBLETTING AND ASSIGNMENT.........................................  2
12. UPKEEP AND SURRENDER OF DEMISED PREMISES..........................  2
13. ALTERATIONS.......................................................  3
14. FLOOR LOADING.....................................................  3
15. TENANT'S EQUIPMENT................................................. 3
16. NOTICE OF DEFECTS.................................................  3
17. LIABILITY.........................................................  3
18. SIGNS.............................................................  3
19. ORDINANCES, REGULATIONS AND RULES.................................  4
20. INDEMNITY.........................................................  4
21. ENTRY FOR REPAIRS AND INSPECTION..................................  4
22. INTERRUPTION OF SERVICES OR UTILITIES.............................. 4
23. INSURANCE.........................................................  4
24. DAMAGE BY FIRE OR OTHER CASUALTY..................................  5
25. EMINENT DOMAIN....................................................  5
26. BANKRUPTCY OR INSOLVENCY..........................................  5
27. DEFAULTS AND REMEDIES.............................................  5
28. WAIVER............................................................  6
29. SUBORDINATION.....................................................  6
30. ESTOPPEL CERTIFICATES.............................................  6
31. FINANCING REQUIREMENTS............................................  6
32. NO RECOURSE TO LANDLORD...........................................  7
33. HOLDING OVER......................................................  7
34. SUBMISSION OF LEASE...............................................  7
35. COVENANTS OF LANDLORD............................................   7
36. FORCE MAJEURE.....................................................  7
37. LIEN FOR RENT.....................................................  7
38. WAIVER OF TRIAL BY JURY...........................................  7
39. ATTORNEY'S FEES...................................................  7
40. BROKERS...........................................................  7
41. NOTICES...........................................................  7
42. MISCELLANEOUS.....................................................  7
43. AUTHORITY OF LANDLORD AND TENANT..................................  8
44. [INTENTIONALLY OMITTED]...........................................  8
45. HAZARDOUS MATERIALS...............................................
46. TENANT'S RIGHT TO TERMINATE.......................................
47. [INTENTIONALLY OMITTED]...........................................
48. TENANT'S WORK.....................................................


EXHIBITS

Exhibit A  -  Plan of the Property on which is outlined in red the Demised
              Premises

Exhibit A-1 - Plan of Parking for the Demised Premises

Exhibit B   - [INTENTIONALLY OMITTED.]

Exhibit C   - [INTENTIONALLY OMITTED.]

Exhibit D   - Certification of the Lease Commencement Date

Exhibit E   - Tenant's Signage Plans

LEASE ADDENDA

Lease Addendum One - Additional Rent

Lease Addendum Two - Exclusive

                            THE HOLLADAY CORPORATION
                               BUSINESS PARK LEASE

              THIS LEASE is made this ___________________ day of _____________,
          19_____, by and between BATTLEFIELD BUILDING FIVE LIMITED PARTNERSHIP,
                                  ----------------------------------------------
          a Virginia limited partnership (hereinafter called "Landlord") and
            ____________________________
          COMPUTER LEARNING CENTERS, INC., a Delaware corporation
          ---------------------------------------------------------------------
          ------------------------------------- (hereinafter called "Tenant").

                                WITNESSETH

                     In consideration of the mutual agreements hereinafter set
                    forth, the parties do hereby mutually agree as follows:

Premises               1. Landlord does hereby lease to Tenant and Tenant does
                    hereby lease from Landlord, for the term and on the conditions hereinafter provided, 15,172 square feet of space which
                                                    ------
                    square footage is agreed upon and not subject to remeasurement (hereinafter referred to as the "Demised Premises") of the building situated at 7000 Infrantry
                                                           ---------------
                    Ridge Road, Battlefield Business Park, Manassas, Virginia
                    --------------------------------------------------------
                    22110 (the "Building")
                    --------------------------------------------------------
                    (the building and land being hereinafter referred to as the "Property"), together with the right to the non-exclusive use, in common with others, of such footways, hallways, parking areas and other facilities designed for common use as may be installed by Landlord. The Demised Premises are outlined in red on the plan attached hereto marked as Exhibit A and incorporated herein by reference.

Term                   2. (a) The Demised Premises are leased for a term
                    (hereinafter called the "Term") commencing on the Lease Commencement Date (as defined in subparagraph (b) of this Paragraph 2) and terminating at midnight on that date which is five (5) years, zero (0) months after February 1, 1997
                       --------        --------
                    (said date of termination being hereinafter called the "Lease Termination Date"), unless the Term shall sooner cease, expire or be terminated as hereinafter provided.

                          (b) The Lease Commencement Date shall be As set forth
                    on Page 1A ________________, 19_____, and Landlord and
                    Tenant agree that Tenant accepts the Demised Premises "as is" as of the date of this Lease subject to the other provisions of this Lease.

                     Portions of the Demised Premises shall be delivered to
                    Tenant in two stages (Portion One is all of the Demised Premises except the Broker Power Space and Portion Two is the Broker Power Space). The Lease Commencement Date (and Tenant's obligation to commence paying Rent) as to each portion of the Demised Premises shall be that date which is thirty (30) days after Landlord notifies Tenant that such portion is available for occupancy by Tenant. Landlord shall make the entire Demised Premises available for Tenant's occupancy by not later than February 1, 1997, except for the approximately 1,600 square feet of space on the second floor of the Building which is currently leased to Broker Power (the "Broker Power Space"). As to the Broker Power Space, Landlord shall use reasonable efforts to obtain from Broker Power by March 1, 1997 a signed agreement by Broker Power to vacate the Broker Power Space. If Landlord has obtained said signed agreement from Broker Power by March 1, 1997, then Landlord shall have sixty (60) days after the date of said written agreement to make the Broker Power Space available for Tenant's occupancy. If Landlord has not obtained said signed agreement from Broker Power by March 1, 1997, then Tenant shall have the right to select vacant and available space of approximately the same size and rental rate located on the first floor of the Building (the "Substitute Space"), for Tenant's occupancy until such time as Landlord notifies Tenant that the Broker Power Space is available for Tenant's occupancy. The Lease Commencement Date (and Tenant's obligation to commence paying Rent) as to the Broker Power Space and Substitute Space, respectively, shall be the date which is thirty (30) days after Landlord notifies Tenant that such space is available for occupancy by Tenant.

                          (d) After the Lease Commencement Date, upon request
                    of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver to one another a written instrument certifying the Lease Commencement Date and expiration date, which certificate shall be in the form set forth in Exhibit D hereto.

                          (e) If Landlord shall be unable to give possession
                    of the Demised Premises on the date of the commencement of the Term hereof by reason of the fact that the Property or the Demised Premises are being constructed by Landlord and have not been sufficiently completed to make the Demised Premises ready for occupancy, or by reason of the fact that a certificate of occupancy has not been procured by Landlord (if procurement of same is Landlord's obligation), or if Landlord is unable to give possession by reason of the holding over or retention of possession of a previous tenant or occupant, or if repairs, improvements or decoration of the Demised Premises or of the Property are the obligation of Landlord and are not completed, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, the Rent reserved and covenanted to be paid herein shall not commence until thirty (30) days after the possession of Demised Premises is given or the Demised Premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement shall in any other respect affect the validity of this Lease or the obligations of Tenant hereunder, nor shall same be construed in any way to extend the Term of this Lease. If permission is given to Tenant to enter into possession of the Demised Premises prior to the date specified as the commencement of the Term of this Lease, Tenant convenants and agrees that such occupancy shall be deemed to be under all of the terms, conditions, covenants and provisions of this Lease.

Rental                 3. (a) Tenant shall pay as rent (hereinafter referred to
                    as "Rent") for the Demised Premises the sum of Two Hundred
                                                                   ------------
                    Forty-Nine Thousand Five Hundred Ninety-Five and 50/100
                    -----------------------------------------------------------
                    Dollars ($249,595.50) per annum, such sum being payable
                    ---------------------
                    in equal monthly installments of Twenty Thousand Seven
                                                     --------------------------
                    Hundred Ninety-Nine and 63/100 Dollars ($20,799.63), the
                    ---------------------------------------------------
                    first installment being due and payable upon execution of this Lease and the remaining installments being due and payable in advance on the first day of each and every month beginning on the Lease Commencement Date at The Holladay
                                                                ---------------
                    Corporation, 3400 Idaho Avenue, N.W., Suite 500,
                    -----------------------------------------------------------
                    Washington, D.C. 20016
                    -----------------------------------------------------------
                    (or at such other place as Landlord may designate in a notice to Tenant), without prior demand therefor and without any setoff, deduction or counterclaim whatsoever.

                          (b) If the Term of this Lease begins on a date
                    other than the first day of a month, Rent from such other date to the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the fixed monthly rental for each day, payable in advance.

Additional Rent        4. The provisions of this Lease concerning Additional
                    Rent payable by Tenant are set forth in Lease Addendum One attached hereto and incorporated herein by reference.
                    ---

Rent Adjustment        5. In addition to the Rent and Additional Rent
                    hereinabove set forth, it is understood and agreed that the basic annual Rent set forth in Paragraph 3(a) above shall, commencing with the second lease year, be in the amounts set forth on the following schedule:

                         Lease Year    Rent Per Annum     Rent Per Month
                         ----------    --------------     --------------

                             2          $257,083.36         $21,423.61

                             3          $264,783.00         $22,065.25

                             4          $272,724.68         $22,727.06

                             5          $280,908.39         $23,409.03

                     If during the first Lease Year only a portion of the
                    Demised Premises has been made available for occupancy by Tenant (as provided above), then the Rent for the first Lease Year stated above shall be pro rated from time to time as such portions are so made available and shall be equal to the Rent (stated above) for such first Lease Year multiplied by a fraction the numerator of which is the square footage of the portion(s) so made available for Tenant's occupancy as of the date of said calculation and the denominator of which is 15,127.

                     For purposes of this Lease the term "lease year" shall
                    mean a twelve (12) month period, with the first lease year commencing on the Lease Commencement Date and ending on that date which is one day prior to the first anniversary of the Lease

                     Commencement Date, and each subsequent lease year shall commence on the same day of each subsequent calendar year of the Term as the Lease Commencement Date and shall end on the day prior to the commencement of the next lease year.

Past Due Rent,            6. If Tenant shall fail to pay, when the same is due
Dishonored Checks    and payable, any Rent or any Additional Rent, or any
and Late Charges     other amounts or charges, such unpaid amounts shall
                     bear interest from the due date thereof to the date of payment to the rate of three percent (3%) over the prime rate of Chase Manhattan Bank, N.A., but not to exceed the highest lawful rate. In addition, Tenant shall pay to Landlord, as a late charge, five percent (5%) of any payment required to be made by Tenant which is not actually received by Landlord within five (5) days of the date such payment was due.
                     In the event any check for the payment of Rent or Additional Rent is dishonored, Tenant shall pay to Landlord a fee equal to the greater of (a) Twenty-Five
                     Dollars ($25.00) or (b) the charges assessed against landlord by the bank in which the dishonored check was deposited. Landlord will notify Tenant in the event the charge for any dishonored check exceeds Twenty-Five
                     Dollars ($25.00). Immediately upon notification by Landlord that Tenant's check has been dishonored, Tenant shall pay to Landlord, in cash or by certified or cashier's check, the amount of the Rent or Additional Rent intended to be paid by such dishonored check, the dishonored check charge and a late charge, if applicable. Upon Landlord's receipt of any check from Tenant which is dishonored for payment, Landlord shall have the right to require Tenant to make all future payments due to Landlord hereunder by cash, certified or cashier's check.

Use of Demised            7. Tenant shall continuously use and occupy the
Premises             Demised Premises solely for a computer training
                     school and/or general office use and related services
                                   ---------------------------------------
                     services subject to, and in accordance with, all applicable zoning and other governmental regulations and the Declaration of Covenants, Conditions and Restrictions for Battlefield Business Park, recorded on the Land Records of Prince William County, Virginia. Tenant shall not abandon or substantially abandon the Demised Premises. Tenant shall not obstruct, interfere, or conflict with, the rights of other tenants, or conflict with the fire laws or regulations, or with any insurance policy upon the Property or any part thereof, or with any statutes, rules or regulations now existing or subsequently enacted or established by local, state or federal governments, nor shall Tenant use or permit the Demised Premises, or any part hereof, to be used for any disorderly, unlawful or extra hazardous purpose, nor for any purpose other than hereinabove specified.

                          Tenant, at Tenant's sole cost and expense, shall be
                     required to enforce against Tenant's students and visitors all of Landlord's rules and regulations for the Building, the common areas and the parking areas.
                     Tenant shall ensure that its students refrain from smoking in the Building, the common areas and the parking areas. In addition, Tenant shall ensure that its students conduct themselves in a business like and professional manner and with regard for other tenants in the Building while at or about the Demised Premises. Tenant's failure to adhere to the requirements set forth in this Paragraph 7 and the continuation of such failure for five (5) days after written notice thereof from Landlord to Tenant (extendable up to the 30th day after such written notice if Tenant is diligently pursuing curing such failure) shall be a Default under Paragraph 27 hereof.

Common Areas              8. All common areas and facilities not within the
                     Demised Premises, which Tenant may be permitted to use and occupy, are to be used and occupied in accordance with this Lease and if the amount of such areas shall be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

Parking                   9. All automobile parking areas, if any, shown on
                     the plans for the Property shall be under the sole and exclusive control of Landlord, subject to reasonable rules for the use thereof which may from time to time be promulgated by Landlord, including, but not limited to, rules designating areas for employee parking, controlling of ingress and egress, locating and arranging spaces, and generally to maintain the parking lot in a manner determined by Landlord, in its sole discretion, which is consistent with the use of the areas by all tenants.

                          Tenant shall have the right to use one hundred
                     thirty-five (135) parking spaces in the asphalt parking lot adjacent to the Demised Premises as more fully set forth on Exhibit A-1
                                             -----------
                     attached hereto and incorporated herein by this reference on a first come, first served basis without additional cost to Tenant. No other specific spaces will be designated for use by Tenant. Tenant, its agents, invitees, employees, licensees, subtenants, assignees, customers, clients, guests, visitors and students shall observe reasonable safety precautions in the use of the parking lot and shall at all times abide by all rules and regulations promulgated by Landlord governing use of the parking lot. Landlord does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobile or other vehicle in the parking lot, or to any personal property located therein.

Deposits                  10. Upon execution of this Lease, Tenant shall
                     deposit with Landlord Nineteen Thousand Eight
                                           -----------------------
                     Hundred Fifty-Four and 19/100 Dollars ($19,854.19),
                     -----------------------------           ---------
                     as a deposit to be applied against the first month's
                     Rent. In addition, Tenant shall provide to Landlord as a security deposit Nineteen Thousand Eight Hundred Fifty-Four
                                      ------------------------------------------
                     and 19/100 Dollars ($19,854.19). Such deposit shall be
                     ----------           ---------
                     considered as security for the performance by Tenant of all of Tenant's obligations under this Lease. Upon the later of expiration of the Term hereof or vacating of the Demised Premises by Tenant, Landlord shall (provided that Tenant is not in default under the terms hereof) return such security deposit to Tenant, less such portion thereof as Landlord shall have appropriated to make good any default by Tenant. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Tenant shall be obligated to promptly deposit with Landlord the amount necessary to restore the security deposit to its original amount. In the event of the sale or transfer of Landlord's interest in the Property, Landlord shall have the right to transfer the security deposit to such purchaser or transferee, in which event Tenant shall look to the new Landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit. Landlord shall pay interest on the security deposit at the passbook rate.

Subletting and
Assignment                11. Tenant shall not sublet the Demised
                     Premises or any part thereof or transfer possession or occupancy thereof to any person, firm or corporation or transfer or assign this Lease without the prior written consent of Landlord, nor shall any subletting or assignment hereof be effected by operation of law or otherwise than by the prior written consent of the Landlord. If Tenant is a corporation whose stock is not traded on a recognized stock exchange, any transfer of a majority of Tenant's issued and outstanding capital stock shall be deemed an assignment under this paragraph. If Tenant is a partnership, any transfer of any interest in the partnership or other change in the composition of the partnership which results in a change in the management of Tenant from the person(s) managing the partnership on the date hereof shall be deemed an assignment under this paragraph. In the event Tenant desires to assign this Lease or sublet all or any portion of the Demised Premises, Tenant shall give to Landlord seven (7) business day's written notice of Tenant's intention so to do. Within seven (7) business days after receipt of said notice, Landlord shall have the right to sublet the Demised Premises from Tenant at the same Rent and Additional Rent stipulated herein. In the event Landlord has not exercised its right to sublet the Demised Premises as provided above in this paragraph, Tenant may assign this Lease or sublet all or a portion of the Demised
                     Premises as is set forth in the notice after first obtaining the written consent of Landlord, which consent may be withheld for any reason. If Tenant does not so assign or sublet within sixty (60) days of the original notice to Landlord pursuant to this paragraph, then Tenant shall again be required to comply with the notice provisions hereof, and Landlord shall again have the right to sublet the Demised Premises. the consent by Landlord to any assignment, transfer or subletting to any party shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of Rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from giving Landlord said seven (7) business days' notice or from obtaining the consent in writing of Landlord to any future assignment or subletting. In the event that Tenant defaults hereunder beyond any applicable notice and cure period, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord.

                          Notwithstanding the foregoing, Landlord
                     agrees that it shall not unreasonably withhold, condition or delay its consent to a proposed subletting or assignment provided that all of the following conditions are satisfied:
                     (a) there shall be no uncured events
                     of Default at the time of the proposed subletting or assignment, (b) the proposed subtenant or assignee shall be creditworthy, (c) the proposed subtenant or assignee shall not be a governmental entity or a person or entity enjoying sovereign or diplomatic immunity, (d) the use of the Demised Premises by the proposed subtenant or assignee shall not attract a volume, frequency or type of visitor or employee to the building which is not consistent with the operations of Tenant or the standards of a high-quality office building, (e) the proposed subtenant (to the extent of the space sublet) or assignee shall specifically covenant and agree to perform the obligations of Tenant hereunder and to occupy the Demised Premises subject to the provisions of this Lease, and (f) Tenant remains liable for the faithful performance of this Lease.

                          In addition, notwithstanding anything contained
                     herein to the contrary, Tenant shall have the right to assign or sublet the Demised Premises to an Affiliate of Tenant, and the consent requirement set forth in this Paragraph 11 shall not be applicable to any such subletting or assignment; provided, however, that Tenant shall give Landlord prior written notice thereof and a copy of the proposed sublease or assignment document and provided that Tenant shall nonetheless remain liable for the faithful performance of this Lease. An Affiliate, as used herein, shall be a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, Tenant. "Control" as used herein shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract, or otherwise.

Upkeep and
Surrender of
Demised Premises          12. (a) The following shall be the responsibility of
                     Landlord: structural and roof repairs and replacements, unless necessitated by Tenant's negligence; (ii) maintenance of and repairs and replacements to services or facilities which do not exclusively serve the Demised Premises. The costs of maintenance, repairs and replacements for which Landlord is responsible shall be included in the calculation of Additional Rent Maintenance (except as provided for in Paragraph
                     4(b)(iv) of Lease Addendum One) repair and replacement of plate glass, entrance doors, overhead doors and sprinkler systems (including periodic inspection thereof) shall be the responsibility of Landlord to that part or all of such glass, doors and systems within the Demised Premises or within areas which exclusively serve the Demised Premises.

                              (b) Subject to Lease Addendum One, Tenant shall
                     keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, shall take good care thereof, and shall suffer no waste or injury thereto. Tenant shall be responsible for the costs of any repairs to the Demised Premises required by any negligent act or omission of Tenant, or its employees or invitees. Tenant shall keep the Demised Premises free of all insects, pests and rodents and otherwise in a clean, safe and sanitary condition, and Tenant further agrees not to allow, suffer or permit any odors, vapors, steam, vibrations, noises or undesirable effects to emanate from the Demised Premises.

                              (c) Tenant shall at the expiration or other
                     termination of the Term of this Lease surrender and deliver the Demised Premises, broom clean, in the same order, repair and condition as the same now is or shall be at the commencement of the Term hereof, ordinary wear and tear expected upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Demised Premises.

                            (d) In the event Lease Addendum One is attached to
                  this Lease and made a part hereof, subsection (a) of this Paragraph 12 shall be deemed modified to the extent set forth in said Lease Addendum One. In the event of any inconsistency
                                         ___
                  between said subsection (a) and said Lease Addendum One, the
                                                                      ___
                  provisions of said Lease Addendum One shall control.
                                                    ___

  Alterations            13.(a) Tenant shall not make any alterations,
                  installations, changes, replacements, additions or improvements (structural or otherwise) in or to the Demised Premises or any part thereof, without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed as to nonstructural items which do not affect Building systems or other tenants.

                            (b) It is distinctly understood that all
                  alterations, installations, changes, replacements, additions to or improvements, including wall-to-wall carpet, but excluding Tenant's movable equipment and furniture, upon the Demised Premises (whether with or without the Landlord's consent) shall at the election of Landlord remain upon the Demised Premises and be surrendered with the Demised Premises at the expiration of this Lease without disturbance, molestation or injury. Should Landlord elect that alterations, installations, changes, replacements, additions to or improvements made by Tenant upon the Demised Premises be removed upon termination of this Lease, Tenant hereby agrees to cause the same to be removed at Tenant's sole cost and expense and to restore the Demised Premises to their original condition, and should Tenant fail to remove the same, then and in such event Landlord may cause same to be removed and Tenant shall thereupon pay to Landlord, upon demand, all costs of removal, storage and disposition of same, together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove same.
                  The foregoing sentence shall not apply to Tenant's Work, which Tenant shall not be required to remove.

                            (c) In the event Landlord shall permit Tenant to
                  make any alterations, said alterations shall be performed in a good and workmanlike manner in accordance with all applicable legal requirements.

                            (d) If any mechanic's lien is filed against the
                  Demised Premises or the Property for work or materials claimed to have been done for, or furnished to, Tenant, such mechanic's lien shall be discharged by Tenant within ten
                  (10) days thereafter, at Tenant's sole cost and expense, by payment thereof or posting such bond or paying such amount as will effect a release of such lien. If Tenant shall fail to discharge or obtain the release of any such mechanic's lien, Landlord may, at its option, discharge or release same and treat the cost thereof as Additional Rent payable with the monthly installment of Rent next becoming due; and such discharge or release by Landlord shall not be deemed to waive the default of Tenant in not discharging or releasing same. Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise by reason of the making of any alteration.

Floor Loading            14. Landlord shall have the right to prescribe the
                  weight, method of installation and position of safes or other heavy fixtures or equipment. Tenant shall not install in the Demised Premises any fixtures, equipment or machinery that shall place a load upon any floor exceeding the floor load per square foot area which such floor was designed to carry. Tenant agrees that all damage done to the Property by taking in or removing a safe or any other article of Tenant's equipment, or due to its being in the Demised Premises, shall be repaired at the expense of Tenant. No freight, furniture or other bulky matter of any description shall be received on the Property or carried in the elevators, if any, except as approved by Landlord, who shall, however, not be responsible for any damage to or charges for moving same. Tenant agrees promptly to remove from the public area any of Tenant's property there delivered or deposited.

     Tenant's            15.(a) Tenant may install and operate in the Demised
    Equipment     Premises computers, electrically operated typewriters,
                  adding machines, copying machines and such other electrically operated office machinery and equipment as are normally used in Tenant's typical computer school and/or general office space in comparable buildings, as reasonably determined by Landlord; provided that, except with the prior written approval of Landlord, no such machinery or equipment, nor any other machinery or equipment, may be installed or operated in the Demised Premises which would
                  (i) use more than 120 volts of electrical current; (ii) overload the central electrical service to the Property or the Demised Premises; (iii) necessitate any changes, replacements or additions to, or in the use of, the water, heating, air-conditioning, plumbing or electrical systems of the Property or of the Demised Premises; or (iv) violate the floor loading provisions of this Lease. Such consent by Landlord may be conditioned upon the payment by Tenant of Additional Rent in compensation for the cost of installation and maintenance of additional wiring and/or submeters as may be occasioned by said equipment or machinery. Permitted machinery and equipment belonging to Tenant which cause noise or vibrations that may be transmitted to any part of the Property to such a degree as to be objectionable to Landlord or to any tenant of the Property shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibrations.

                            (b) Maintenance and repair of equipment belonging
                  to Tenant such as kitchen fixtures, separate air-conditioning equipment, or any other type of special equipment, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant, and Landlord shall have no obligation in connection therewith.

    Notice of            16. Tenant shall give Landlord prompt notice of any
      Defects defects or breakage in the structure, equipment or fixtures of the Demised Premises or Property.

    Liability            17.(a) Landlord assumes no liability or
                  responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the Demised Premises. Landlord shall not be liable for any accident or injury to any person or persons or property in or about the Demised Premises or the Property which are caused by the conduct and operation of said business or by virtue of equipment or property of Tenant in the Demised Premises. Tenant agrees to hold Landlord harmless against all such claims. Tenant shall indemnify and hold harmless Landlord from and against any loss, damage or liability occasioned by or resulting from any default hereunder or any willful or negligent act on the part of Tenant, its agents, employees or invitees, or persons permitted in the Demised Premises by Tenant.

                            (b) Landlord shall not be liable for any accident
                  or damage caused by electric light or wires, or any accident or damage which may occur through the operation of elevators, heating, air-conditioning, lighting or plumbing apparatus, or any accident or injury occurring in connection with the Property and its services. All personal property of Tenant in the Demised Premises or on the Property shall be at the sole risk of Tenant. Landlord shall not be liable for loss or damage to property of Tenant caused by rain, snow, water or steam that may leak into or flow from any part of the Property through any defects in the roof or plumbing or from any other source, including but not limited to acts or omissions on the part of other tenants of Property or persons using the Property or present therein. It is understood and agreed that Tenant covenants to save Landlord harmless and indemnified from all loss, damage, liability or expense incurred by reason of Tenant's neglect in its use of the Demised Premises or the Property or any part thereof including the use of the water, steam, electric or other systems, and the injury, loss or damage to any person or party upon the Demised Premises.

                            (c) All injury to the Demised Premises or the
                  Property caused by moving the property of Tenant into, in or out of, the Property and all breakage done by Tenant, or the agents, servants, employees and visitors of Tenant, shall be promptly repaired by Tenant, at the expense of Tenant. In the event that Tenant shall fail to do so, then Landlord shall have the right to make such necessary repairs, alterations and replacements (structural, non-structural or otherwise) and any charge or cost so incurred by Landlord shall be paid by Tenant with the right on the part of Landlord to elect, in its discretion, to regard the same as Additional Rent, in which event such cost or charge shall become Additional Rent payable with the installment of Rent next becoming due or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to Landlord and not in limitation of any other rights and remedies which Landlord has or may have in said circumstances.

        Signs           18. Tenant agrees that no sign, advertisement or
                  notice shall be inscribed, painted or affixed on any part of the outside or the inside of the Demised Premises, or the Property, except on the directories and adjacent to the doors of the Demised Premises, and then only in such size, color, content and style as Landlord in its discretion shall approve in advance and in writing from time to time.
                  Landlord shall have the right to prohibit any sign, advertisement, or notice of Tenant which in Landlord's opinion tends to impair the reputation, image or desirability of the Property for its intended use, or which fails at any time to conform to signage criteria established from time to time by Landlord, and upon written notice from Landlord, Tenant shall refrain from, discontinue and remove such sign, advertisement or notice and Landlord, in addition to its other remedies for default hereunder, shall have the right to remove same, and Tenant shall be liable for any and all costs and expenses incurred by Landlord in connection with said removal.

                             Notwithstanding the foregoing, Tenant may, at Tenant's sole cost and expense, install (i) signage on the Building and (ii) signage on the Property, both in accordance with Tenant's signage plans attached hereto as Exhibit E and incorporated herein by this reference ("Tenant's Signage Plans"). Tenant's Signage Plans shall be subject to (x) the prior written approval of Landlord as to the size, color, content, style and location of said signs, which approval shall not be unreasonably withheld, conditioned or delayed, and
                             (ii) the prior written approval of Prince William County, Virginia to the extent the approval of Prince William County, Virginia is required. Landlord shall not be liable in any way for any injury, loss or damage which may occur to Tenant's signage. Tenant, at Tenant's sole cost and expense, shall be required to maintain and repair Tenant's signage. If Tenant fails to comply with or perform any of Tenant's obligations with respect to Tenant's signage, Landlord shall have the right, but not the obligation to repair or remove said signage and Tenant shall thereupon pay to Landlord, upon demand, all costs of repair or removal of same, together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to comply with or perform any of Tenant's obligations under this Paragraph 18.

Ordinances, Regulations           19. (a) Tenant shall, at Tenant's cost,
              and Rules      promptly comply with and carry out all orders,
                             requirements or conditions now or hereafter imposed upon Tenant by the ordinances, laws, and/or regulations of local, state or federal governments, or by any of their various departments or agencies
                             (collectively "Legal Requirements"), whether required of Landlord or otherwise to be done or performed during the Term of this Lease, insofar as they are occasioned by or required in the conduct of the business of Tenant or its occupancy of the Demised Premises. Tenant shall indemnify and save
                             Landlord harmless from all penalties, claims and demands resulting from failure or negligence in this respect.

                                  Notwithstanding anything to the contrary in
                             this Lease, if any Legal Requirements require the making of any capital improvement to the Demised Premises which: (a) is not required because of the use or buildout by Tenant or, (b) would cost in excess of $10,000, then Tenant may, at its option, so notify Landlord and if Landlord notifies Tenant that Landlord elects not to perform such capital improvements(s), at Landlord's cost, then Tenant may elect to terminate this Lease within thirty (30) days after such written notice from Landlord to Tenant.

                                      (b) Tenant, its agents, employees and
                             visitors, shall abide by and observe the rules and regulations set forth below and such other reasonable rules and regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Property provided a copy thereof is sent to Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of same by any other tenant, its employees, agents or invitees. In particular, but not by way of limitation:
                                           (i) The sidewalks, entries, passages,
                             elevators, public corridors, staircases and other parts of the Property which are not occupied by Tenant shall not be obstructed or used for any purpose other than ingress and egress.
                                           (ii) Tenant shall not install or
                             permit the installation of any awnings, shades, and the like other than those approved by Landlord in advance and in writing.
                                           (iii) Landlord shall approve all
                             window coverings not included in the standard tenant fit-up as designated by the Landlord's architect.
                                           (iv) No additional locks shall be
                             placed on any doors of the Demised Premises, and the doors leading to common corridors, loading areas or walkways shall be kept closed during business hours except as they may be used for ingress and egress.
                                           (v) Tenant shall not construct,
                             maintain, use or operate within the Demised
                             Premises or elsewhere on the Property any equipment or machinery which produces music, sound or noise which is audible beyond the Demised Premises.
                                           (vi) Electric and telephone
                             distribution boxes and air conditioning equipment must remain accessible at all times.
                                           (vii) Bicycles, motor scooters or any
                             other types of vehicle shall not be brought into the lobby or elevators or into the Demised Premises.
                                           (viii) Tenant shall not install or
                             authorize the installation of any coin operated vending machines in the Demised Premises or on the Property without the written prior permission of Landlord, which shall not be unreasonably withheld, conditioned or delayed.


Indemnity                         20. Tenant shall indemnify Landlord and its
                             agents and employees and save them harmless from and against any and all claims, actions, damages, liabilities and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Demised Premises, or the occupancy or use by Tenant of the Demised Premises or any part thereof, or occasioned in whole or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, permitted subtenants, invitees or licensees, or resulting from any default, breach, violation or non-performance of this Lease by Tenant. In the event that Landlord or its agents and employees shall, without fault on their part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses, and reasonable attorney's fees incurred or paid in connection with such litigation. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against Landlord in connection with the foregoing.

Entry for Repairs                 21. (a) Tenant shall permit Landlord, or its
   and Inspection            representatives, to enter the Demised Premises, at
                             all reasonable times, without diminution of the Rent or Additional Rent payable by Tenant, to examine, inspect and protect same, and to make such alterations and/or repairs as in the judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants, mortgages or purchasers.

                                      (b) If Tenant refuses or neglects to
                             maintain, repair or make replacements to the Demised Premises as required hereunder to the reasonable satisfaction of Landlord as soon as is reasonably possible, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for such maintenance and for making such repairs and replacements, plus twenty percent (20%) for overhead, upon presentation of a bill therefor as Additional Rent.

                                      (c) Landlord shall have the right to enter
                             the Demised Premises and make reasonable alterations and/or repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof.

                                      (d) Landlord shall at all times have an
                             easement and the right to enter in and through the Demised Premises for installation and maintenance of utility connections and facilities reasonably necessary to provide services to other portions of the Property and the common areas; provided, however, to the extent reasonably possible the exercise of such rights shall not unreasonably interfere with the operation of the Tenant's business.

                                      (e) Landlord's entrance upon the Demised
                             Premises occasioned by this Paragraph 21 shall not constitute an eviction of Tenant in whole or in part and the Rent and Additional Rent payable hereunder shall not be abated or diminished while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise.

Interruption of Services          22. Any failure by Landlord to furnish any
            or Utilities     services or utilities to be provided by Landlord
                             or otherwise hereunder shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve
                             Tenant from Tenant's obligations hereunder. In no event shall Landlord be obligated to provide any such services or utilities in any manner or to any extent deemed by Landlord not to be standard for comparable buildings in the jurisdiction where the Property is located.

Insurance                         23. (a) Tenant shall not conduct or permit
                             to be conducted any activity or place any equipment in or about the Demised Premises which will, in any way, increase the rate of insurance premiums on the Property and if any increase in the rate of insurance premiums is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor, within ten (10) days of receipt of written notice, said sum being deemed to be Additional Rent.
                                      (b) Landlord shall insure the building,
                             of which Demised Premises are a part, against damage by fire, in any amount Landlord in its sole discretion shall deem adequate, and shall maintain such insurance throughout the Term hereby demised. Tenant shall insure all of its property in the Demised Premises against damage by fire, including extended coverage, in an amount which, at Landlord's option, shall be subject to approval by Landlord, and Tenant shall maintain such insurance throughout the Term hereby demised. In addition, Tenant shall also maintain with respect to the Demised Premises, comprehensive public liability insurance, with minimum limits of $500,000/$1,000,000 per personal injury or death, with $100,000 for property damage.

                          Tenant shall maintain the insurance coverage required herein with a company or companies acceptable to Landlord insuring Landlord and its managing agent as additional named insureds, as well as Tenant, against bodily injury to or death of persons, and against property damage as herein provided. Tenant shall deliver certificates of insurance reflecting the above specified coverage to Landlord upon the commencement of the Term of this Lease, and continuing evidence of such coverage annually, or more often upon request. Such insurance policy or policies shall be reasonably satisfactory to Landlord and shall provide that the policy or policies shall not be cancelled without at least thirty (30) days' prior written notice to Landlord. Landlord and Tenant agree to cause a waiver of subrogation to be included in its policies of fire and extended coverage insurance, if obtainable from its insurers, and each party hereby waives any right or recovery against the other for losses to the extent covered by its policies of fire and extended coverage insurance; provided that such waiver shall not void such policies nor prohibit recovery thereunder. In the event Tenant shall fail to maintain the public liability insurance coverage required by this Paragraph 23, Landlord may, at its option, pay the same and treat the cost of the premiums as Additional Rent, payable by Tenant with the monthly installment of Rent next becoming due.

       Damage by Fire or      24. If the Property (whether within or outside
          Other Casualty  of the Demised Premises) shall be partially damaged by fire or other cause, other than the fault or neglect of Tenant, Landlord shall as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company and using only the proceeds, if any, of such insurance) repair such damage at the expense of Landlord, and the Rent shall be reduced in proportion to the extent the Demised Premises are rendered untenantable until such repairs are completed; provided, however, that if the Property (whether within or outside of the Demised Premises) is substantially damaged by fire or other cause to such extent that the damage cannot be fully repaired within ninety (90) days from the date of such damage, Landlord, or Tenant if the Demised Premises are rendered untenantable other than by the fault or neglect of Tenant, shall be the option of terminating this Lease by giving written notice to the other party of such decision and the Term of this Lease shall terminate ten (10) days after such notice is given. No compensation or reduction of Rent shall be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Property.


          Eminent Domain      25. If any part of the Demised Premises shall
                          be taken or condemned by governmental authority for any public or quasi-public use or purpose, then the Term of this Lease shall cease and terminate as of the date when title vests in such governmental authority. If the whole or a substantial part of the Property other than the Demised Premises shall be taken or condemned by governmental authority for any public or quasi-public use or purpose, then Landlord shall have the option of terminating this Lease by written notice to Tenant and, in the event such notice is given, this Lease shall terminate as of the date when title vests in such governmental authority. If such condemnation reduces the number of parking spaces available to Tenant and if Landlord does not substitute reasonably comparable parking spaces for those taken or if such condemnation materially interferes with Tenant's access to the Demised Premises, then in either of said events, Tenant shall have the option to terminate this Lease by written notice to Landlord and, in the event such notice is given, this Lease shall terminate as of the date when title vests in such governmental authority. In any of the events heretofore described in this Paragraph 25, Tenant shall not have any claim against Landlord and shall not have any claim for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired Term of this Lease; provided, however, that Tenant may separately assert any claim that it may have against the condemning authority for compensation for any fixtures owned by Tenant and for any relocation expenses compensable by statute.

Bankruptcy or Insolvency      26. If Tenant shall make an assignment of its
                          assets for the benefit of creditors or if Tenant shall file a voluntary petition in bankruptcy or if any involuntary petition in bankruptcy or for receivership be instituted against Tenant and not dismissed within sixty (60) days of the filing thereof, or it Tenant shall be adjudged bankrupt, then and in any of said events this Lease shall immediately cease and terminate at the option of Landlord with the same force and effect as though the date of said event was the day herein fixed for expiration of the Term of this Lease.

   Defaults and Remedies      27. (a) The following events shall constitute a
                          default (hereinafter referred to as a "Default") of Tenant under this Lease:
                                      (i) Failure of Tenant to make any payment
                          of Rent when due and the continuation of such failure for five (5) days after written notice thereof from Landlord to Tenant, provided that such notice and 5 day cure period shall apply only to the first two (2) such failures to occur in any twenty-four (24) month period.

                                     (ii) Failure of Tenant to make any payment
                          of Additional Rent when due and the continuation of such failure for five (5) days after written notice thereof from Landlord to Tenant, provided that such notice and 5 day cure period shall apply only to the first two (2) such failures to occur in any twenty-four (24) month period.

                                    (iii) Failure of Tenant to perform or comply
                          with any provision of this Lease to be performed or complied with by Tenant, other than provisions for the payment of Rent or Additional Rent, where such failure shall continue for a period of ten (10) business days after written notice thereof by Landlord to Tenant;

                                     (iv) The taking of this Lease or the
                          Demised Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof;

                                      (v) If Tenant fails to take possession of
                          the Demised Premises within a reasonable period of time after the commencement of the Term of this Lease or if Tenant substantially abandons the Demised Premises prior to the normal expiration of the Term;

                                     (vi) The involvement of Tenant, or any
                          guarantor of Tenant's obligations hereunder, in financial difficulties as evidenced by (1) its admitting in writing its inability to pay its debts generally as they become due, or (2) its filing of a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now or hereafter existing), or an answer or other pleading admitting the material allegations of such a petition or seeking, consenting to or acquiescing in the relief provided for under such Act, or (3) its making an assignment of all or a substantial part of its property for the benefit of its creditors, or (4) its seeking or consenting to or acquiescing in the appointment of a receiver or trustee for all or a substantial part of its property or of the Demised Premises, or (5) its being adjudicated as bankrupt or insolvent, or (6) the entry of a court order without its consent, which order shall not be vacated, set aside or stayed within sixty
                          (60) days from the date of entry, appointing a receiver or trustee for all or a substantial part of its property or approving a petition filed against it for the effecting of an arrangement in bankruptcy or for a reorganization pursuant to the Bankruptcy Act or for any other judicial modification or alteration of the rights of creditors.


                                  (b) The provisions of this Paragraph 27 shall
                          apply notwithstanding the payment by Tenant of the security deposit and/or the continued willingness and ability of Tenant to pay Rent and otherwise perform hereunder. The receipt by Landlord of payments of Rent, as such, accruing subsequent to the time of Tenant's default under this Lease and before Landlord has actual notice of the occurrence of an event of Default under this Lease shall not be deemed a waiver by Landlord of the provisions of this Lease.

                                  (c) Upon the occurrence of a Default,
                          Landlord shall have the right at its election, then or at any time thereafter either:

                                      (i) To give Tenant written notice of
                          Landlord's intent to terminate this Lease on the date of the notice or on any later date, specified in the notice, and on such date Tenant's right to possession of the Demised Premises shall cease and this Lease shall thereupon be terminated; or

                                     (ii) Without demand or notice to re-enter
                          and take possession of all or any part of the Demised Premises and expel Tenant and those claiming through Tenant, and remove the property of Tenant and any other person, either by summary proceedings or by action at law or in equity or otherwise, without being deemed guilty of trespass and without prejudice to any remedies for nonpayment or late payment of Rent or breach of covenant. If Landlord elects to reenter the Demised Premises, Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet all or any part of the Demised Premises as agent for Tenant for such term or terms and at such rental and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Demised Premises. No such reentry or taking of possession of the Demised Premises by the Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination be decreed by a court of competent jurisdiction at the instance of Landlord.

                             (d) If Landlord terminates this Lease pursuant to
                        the preceding subparagraph, Tenant shall remain liable (in addition to accrued liabilities) for (i) adjusted Rent, Additional Rent and any other sums provided for in this Lease until the date this Lease would have expired had such termination not occurred, and any and all expenses (including attorney's fees, disbursements and brokerage fees) incurred by Landlord in reentering and repossessing the Demised
                        Premises, in making good any Default of Tenant, in painting, altering, repairing or dividing the Demised Premises, in protecting and preserving the Demised Premises by use of watchmen and caretakers, and in reletting the Demised Premises, and any and all expenses which Landlord may incur during the occupancy of any new tenant; less (ii) the net proceeds of any reletting prior to the date this Lease would have expired if it had not been terminated. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above for each month during the Term, at the end of each such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, and without regard to whether this Lease has been terminated, Tenant shall pay to Landlord all costs incurred by Landlord, including reasonable attorney's fees, with respect to any lawsuit or action instituted or taken by Landlord to enforce the provisions of this Lease. Tenant's liability shall survive the institution of summary proceedings and the issuance of any writ of restitution thereunder.

                             (e) If Landlord terminates this Lease, Landlord
                        shall have the right, at any time, at its option, to require Tenant to pay to Landlord on demand, as liquidated and agreed final damages in lieu of Tenant's liability hereunder, the net present value (calculated using an eight percent (8%) discount rate of the following: the Rent, Additional Rent and all other charges which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated, minus the fair rental value, as determined by Landlord in good faith, of the Demised Premises for the same period.
                        If the Demised premises shall have been relet for all or part of the remaining balance of the Term by Landlord after a Default but before presentation of proof of such liquidated damages, the amount of rental received upon such reletting shall be deemed the fair rental value of the Demised Premises for the period for which it was received for the purpose of the foregoing determination of liquidated damages.
                        Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of demand.

                             (f) Tenant, on its own behalf and on behalf of
                        all persons claiming through Tenant, including all creditors, does hereby waive any and all rights and privileges, so far as is permitted by law, which Tenant and all such persons might otherwise have under any present or future law (i) to the service of any notice of intention to reenter which may otherwise be required to be given, (ii) to redeem the Demised Premises, (iii) to reenter or repossess the Demised Premises, or (iv) to restore the operation of this Lease, with respect to any dispossession of Tenant by judgment or warrant of any court, whether such dispossession, reentry, expiration or termination be by operation of law or pursuant to the provisions of this Lease.

                            (g) In the event of any breach or threatened
                        breach by Tenant or any person or persons claiming through Tenant of any of the provisions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or otherwise as if reentry, summary proceedings or other specific remedies were not provided for in this Lease.

                             (h) Landlord shall, to the extent permitted by
                        law, have (in addition to all other rights) a right of distress for Rent and Additional Rent and a lien on all Tenant's personal property as security for all adjusted Rent and any other sums payable under this Lease.

                             (i) If Tenant defaults in the making of any
                        payment or in the doing of any act herein required to be made or done by Tenant, then after ten (10) days notice from Landlord, Landlord may, but shall not be required to, make such payment or do such act, and the amount and the expense thereof, if made or done by Landlord, with interest thereon from the date paid by the Landlord at the rate of three percent over the prime rate of Chase Manhattan Bank, N.A. but not to exceed the highest lawful rate shall be paid by Tenant to Landlord and shall constitute Additional
                        Rent hereunder due and payable with the next monthly installment of Rent; but the making of such payment or the doing of such act by Landlord shall not operate to cure such Default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

                             (j) All rights and remedies of Landlord under
                        this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord now or hereafter under law or under this Lease.

                Waiver      28. If under the provisions hereof Landlord shall
                        institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of Landlord's rights hereunder. No waiver by Landlord or any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without predjudice to Landlord's right to recover the balance of such Rent or Additional Rent or to pursue any other remedy provided in this Lease. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

        Subordination       29. This lease is subject and subordinate to all
                        ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the Property and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative, and no further instrument of subordination shall be required by any ground lessor, mortgagee or trustee. Tenant shall execute promptly any certificate that the Landlord may request confirming such subordination. Provided, however that notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this Lease and, in the event of any foreclosure sale under such deed of trust or deed in lieu thereof, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchase under any such foreclosure sale; Tenant covenants and agrees that it shall at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of this Lease to the lien of said deed of trust. At the option of any landlord under any ground lease or underlying lease to which this Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor termination of such ground or underlying lease shall, by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of Tenant hereunder, and Tenant covenants and agrees to attorn to such landlord or to any successor to Landlord's interest in such ground or underlying lease, and in that event, this Lease shall continue as a direct lease between Tenant herein and such landlord or its successor, and, in any case, such mortgagee or such landlord or successor under such ground or underlying lease shall not be bound by any payment on the part of Tenant of any Rent for more than one month in advance, so that Rent shall be payable under this Lease in accordance with its terms, from the date of foreclosure or of the termination of the ground or underlying lease, as if such prepayment had not been made; such landlord or successor under such ground or underlying lease shall not be bound by this Lease or any amendment or modification of this Lease unless, prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor.


                        Landlord agrees to obtain from Landlord's current mortgagee for the Building a subordination, non-disturbance and attornment agreement for Tenant, in such mortgagee's usual form. The aforesaid agreement from Landlord's present lender shall be delivered to Tenant simultaneously with the delivery of this Lease to Tenant. Notwithstanding anything in this Lease to the contrary, as a condition of subordination of this Lease to any future mortgage or deed of trust, Landlord agrees to obtain from each future mortgagee for the Building, a subordination, nondisturbance and attornment agreement for Tenant, in such mortgagee's usual form, provided that (i) Tenant is not in default beyond any applicable notice and cure period at the time for Landlord to obtain such agreement,
                        (ii) Tenant furnishes to such mortgagee such financial information concerning Tenant as such mortgagee shall reasonably require, and (iii) Tenant reasonably cooperates with Landlord with respect to obtaining such agreement.

Estoppel Certificates       30. Tenant agrees, at any time and from time to
                         time, upon not less than 10 business days prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing on a form submitted to Tenant by landlord (i) certifying that this Lease is unmodified (or if modified, stating the modifications) and in full force and effect (or if not in full force and effect, the reasons therefor), (ii) stating the dates to which the Rent, Additional Rent and other charges hereunder have been paid by Tenant (iii) stating the amount of any security deposit held by Landlord,
                         (iv) stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant may have knowledge, and (v) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto may be relied upon by an owner of the Property, any prospective purchaser of the Property, any mortgagee or prospective mortgagee of the Property, any prospective assignee of any such mortgagee, or any lessor or prospective lessor of the land which is a part of the Property.

No Recourse to Landlord       32.  The obligations of Landlord under this Lease
                          do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord. Tenant shall look solely to the Property of which the Demised Premises are a part and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

           Holding Over       33.  If Tenant shall, with the knowledge and
                          consent of Landlord, continue to remain in the Demised Premises after the expiration of the Term of this Lease and any extensions thereof, then an in that event, Tenant shall, by virtue of this agreement become a tenant by the month at a monthly rental equal to twice the monthly installment of Rent and additional Rent agreed by Tenant to be paid as aforesaid; commencing said monthly tenancy with the first day next after the end of the Term above demised; Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Demised Premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the Demised Premises, except in the event of nonpayment of Rent or Additional Rent or of the breach of any other covenant by Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived; provided, however, that in the event that Tenant shall hold over after the expiration of the Term hereby created, and if Landlord shall desire to regain possession of the Demised Premises promptly at the expiration of the Term aforesaid, then at any time prior to Landlord's acceptance of Rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith reenter and take possession of the Demised Premises without process, or by any legal process in force.

    Submission of Lease       34.  The submission of this Lease for examination
                          by Tenant does not constitute a reservation of or option for the Demised Premises, and this Lease shall become effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

  Covenants of Landlord       35.  Landlord covenants that it has the right
                          to make this Lease, and that if Tenant shall pay the Rent and Additional Rent and shall perform all of Tenant's obligations under this Lease, Tenant shall, during the Term hereof, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, except as otherwise provided herein. The term "Landlord" as used herein shall mean solely the owner of Landlord's interest in the Property, whoever that may be at the relevant time, so that in the event of any sale or transfer of Landlord's interest in the Property, any prior Landlord shall be freed and relieved of all covenants and obligations of Landlord hereunder.

          Force Majeure       36.  If Landlord, as the result of any (i)
                          strikes, lockouts, or labor disputes; (ii) inability to obtain labor, materials, fuel, electricity, services or reasonable substitutes therefor, (iii) acts of God, civil commotion, fire or other casualty;
                          (iv) governmental action of any kind; or (v) other conditions similar or dissimilar to those enumerated above beyond Landlord's reasonable control, fails punctually to provide any services or to perform any obligation on its part to be performed hereunder, then, unless otherwise expressly provided, such failure shall be excused and not be a breach hereunder, but only to the extent occasioned by such event.

          Lien for Rent       37.  Tenant hereby grants to Landlord a lien on
                          all personal property of Tenant now or hereafter placed in or on the Demised Premises (except such part of any property as may be exchanged, replaced, or sold from time to time in the ordinary course of business) and such property shall be and remain subject to such lien of Landlord for payment of all Rent, Additional Rent and all other sums agreed to be paid by Tenant herein or for services or costs relating to the Demised Premises that Tenant may hereafter agree to pay to Landlord. Said lien shall be in addition to and cumulative of the Landlord's lien rights provided by law. Landlord may file and sign for Tenant a Uniform Commercial Code (UCC-1) financing statement describing such lien and personalty.

        Waiver of Trial       38.  Tenant hereby waives all right to trial by
              by Jury jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against each other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and/or Tenant's use or occupancy of the Demised Premises.

        Attorney's Fees       39.  If, in the event of a default or
                          threatened default by Tenant, Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent or Additional Rent due, or to become due hereunder, or recovery of possession of the Demised Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord's attorney's fees in connection therewith.

                Brokers       40.  Landlord and Tenant each represent and
                          warrant that except as hereinafter set forth neither of them has employed any broker in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from
                          and against any claim for brokerage or other
                          commission arising from or out of any breach of the foregoing representation and warranty. Landlord recognizes Norman Realty, Inc., as Landlord's agent,
                                     -----------------------------------------
                          and Barnes, Morris, Pardoe & Foster, Inc. and The
                          -------------------------------------------------
                          Stuart Rabkin Company, as Tenant's agents
                          -----------------------------------------
                          to this Lease and Landlord agrees to be responsible for the payment of all leasing commissions owed to said agents, subject to separate agreements between Landlord and said brokers.

                Notices       41.  All notices or other communications
                          hereunder shall be in writing and shall be deemed duly given if delivered in person or by courier or sent by certified or registered mail, return receipt requested, first class, postage prepaid, (i) if to Landlord, at 3400 Idaho Avenue, N.W., Suite 500, Washington, D.C. 20016, c/o The Holladay Corporation, with a copy to Abraham J. Greenstein,
                                                      ----------------------
                          Esq., c/o Greenstein DeLorme & Luchs, P.C., 1620 L
                          --------------------------------------------------
                          Street, N.W., Suite 900, Washington, D.C.  20036
                          ------------------------------------------------
                          and (ii) if to Tenant, at 11350 Random Hills Road,
                                                    -----------------------
                          Suite 240, Fairfax, VA  22030, Attn: Chief Financial
                          ----------------------------------------------------
                          Officer with a copy to Jerry R. O'Conor, Esq.,
                          ---------------------------------------------
                          Tucker, Flyer & Lewis, 1615 L Street, N.W., Suite
                          -------------------------------------------------
                          400, Washington,  D.C.  20036
                          -----------------------------
                          prior to the date of commencement of this Lease and at the Demised Premises after the date of commencement of this Lease, unless notice of a change of address is given pursuant to the provisions of this Paragraph 41. The effective date for any notice or communication hereunder shall be the date of delivery if delivered in person and three (3) business days after the date of posting if sent by mail as hereinabove provided.

          Miscellaneous       42.(a)  This Lease and the exhibits attached
                          hereto contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between Landlord and Landlord's agents and Tenant not contained in this Lease and exhibits to this Lease shall be of any force or effect. Except as otherwise provided herein, this Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

                                 (b) The terms, covenants and conditions
                          hereof shall be binding upon and inure to the permitted successors in interest and assigns of the parties hereto. Landlord may freely and fully assign its interest hereunder.

                                 (c) If any provision of this Lease or the
                          application thereof to any person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                                  (d) Tenant shall not record this Lease
                         without the written consent of Landlord, which any be given or denied in Landlord's sole discretion. If Landlord consents to such recordation, the cost thereof shall be paid by Tenant.

                                  (e) The captions and heading throughout
                         this Lease are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope of intent of this Lease nor in any way affect this Lease.

                                  (f) Nothing contained in this Lease shall
                         be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

                                  (g) Feminine or neuter pronouns shall be
                         substituted for those of the masculine form, the plural shall be substituted for singular number and vice versa in any place or places herein in which the context may require such substitute or substitutions.

                                  (h) If one or more Lease Addends are
                         executed by Landlord and Tenant and attached hereto, the covenants and agreements contained in each such Lease Addends shall be incorporated into and become a part of the covenants and agreements of this Lease as if they were set forth in this instrument.

                                  (i) This Lease is to be construed under the
                         laws of the jurisdiction in which the Property is located.

Authority of Landlord    43. Each individual executing this Lease on behalf
           and Tenant    of Landlord and Tenant represents and warrants that
                         he is duly authorized to execute and deliver this Lease on behalf of Landlord or Tenant in accordance with a partnership agreement or a duly adopted resolution of the Board of Directors or in accordance with bylaws and that this Lease is binding upon Landlord and Tenant in accordance with its terms.

       Bond Financing

45.  Hazardous Materials.

                                  (a)  As use in this Lease, the term
                          "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

                                  (b)  To the best of Landlord's knowledge,
                          there are no Hazardous Materials in, on or under the Property as of the date of this Lease. Landlord shall be responsible for removing, at its sole cost and expense, from the Demised Premises any Hazardous Materials therein as of the date of this Lease, as Tenant's sole remedy.

                                  (c)  Tenant shall not cause or permit any
                          Hazardous Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the Demised Premises, the Building, or the land (hereinafter referred to collectively as the "Property") by Tenant, its affiliates, agents, employees, contractors, subtenants, assignees or invitees; provided, however, that Tenant shall have the right to utilize such supplies as are customary in the operation of an office, so long as the storage, use and disposal thereof by Tenant are in accordance with all applicable governmental laws and regulations. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgements arising out of or resulting therefrom), costs, claims, damages (including, without limitation, reasonable attorneys', consultants', and experts' fees, court costs and amount paid in settlement of any claims or actions), fines,forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Tenant, its affiliates, agents, employees, contractors, subtenants, assignee or invitees.

                                  (d) In the event that Hazardous Materials are discovered upon, in, or under the Property, and any governmental agency or entity having jurisdiction over the Property requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials introduced on the Property by Tenant or its affiliates, agents, employees, contractors, subtenants, assignees or invitees but not those of its predecessors or any other person or entity. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Property or any portion thereof without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of:
                          (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Property or any portion thereof; (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any laws respecting Hazardous Materials;
                          (iii) any claim made or threatened by any person against Tenant or the Property or any portion thereof relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on under or about or removed from the Property or any portion thereof, including any complaints, notices, warnings, reports or asserted violations in connection therewith of which Tenant is aware.
                          Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Demised Premises, the Property or Tenant's use or occupancy thereof.

                                  (e) The respective rights and obligations
                          of Landlord and Tenant under this Paragraph 45 shall survive the expiration or earlier termination of this Lease.

Tenant's Right to                 46. Tenant shall have the right to terminate
       Terminate.         this Lease, exercisable only by giving Landlord
                          written notice ("Tenant's Notice") at least ninety
                          (90) days' prior to the Termination Date (as hereinafter defined), which termination shall become effective only on either the last day of the second
                          (2nd) Lease Year, the last day of the third (3rd)
                          Lease Year, or the last day of the fourth (4th) Lease
                          Year (the "Termination Date"). In the event that
                          Tenant exercises its right hereunder, this Lease shall continue in full force and effect until the Termination Date, whereupon Tenant shall surrender possession of the Premises in accordance with the provisions of this Lease, this Lease shall terminate as if the Termination Date were the date originally set forth herein for the expiration of the Term hereof, and all Additional Rent shall be appropriately prorated as of the Termination Date;
                          provided, however, that Tenant's right to terminate this Lease shall be subject to Tenant's paying to Landlord, simultaneously with the delivery of Tenant's Notice to Landlord, a termination fee in an amount equal to (i) Sixty-One Thousand Three
                          Hundred Thirty-Nine and 98/100 Dollars ($61,339.98) in the event Tenant terminates this Lease at the end of the second (2nd) Lease Year, (ii)
                          Forty-Two Thousand One Hundred Twenty-Eight and
                          70/100 Dollars ($42,128.70) in the event Tenant terminates this Lease at the end of the third (3rd)
                          Lease Year, or (iii) Twenty-One Thousand Six
                          Hundred Ninety-Four and 64/100 Dollars ($21,694.64) in the event Tenant terminates this Lease at the end of the fourth (4th) Lease Year, and in addition in each case described in clauses (i), (ii) and (iii), Tenant shall also pay to Landlord, on or before such Termination Date, any and all Rent, Additional Rent and other amounts due from Tenant under this Lease through the date of such termination.

47. Tenant's Right to Terminate for Lack of Licensure or Accreditation.
                          (Intentionally omitted.)


Tenant's Work.                    48. Tenant hereby accepts the Demised
                          Premises in their "AS-IS" condition as of the date of this Lease, subject to the other provisions of this Lease. Landlord shall have no obligation to make any improvements or alterations to the Demised Premises, except such as may be necessary to cure any violations of Legal Requirements, existing as of the date of this Lease, with respect to the Building and/or the Demised Premises.

                                  Subject to the satisfaction of each of the
                          conditions set forth below, Landlord shall grant an allowance to Tenant in the amount of Thirty-Nine Thousand Three Hundred Thirty and 20/100 Dollars ($39,330.20) (calculated on the basis of $2.60 per rentable square foot of floor area in the Demised Premises (the "Tenant Allowance").

                                  The payment by Landlord of the Tenant
                          Allowance shall be made upon completion of installation by Tenant of improvements and fixtures (collectively, the "Tenant's Work") and shall be subject to the satisfaction of the following conditions: (1) no such payment shall be made unless this Lease is then in full force and effect, and no default by Tenant hereunder shall have occurred and continued beyond any applicable notice and cure period; (2) the Tenant Allowance shall be used only for the construction of leasehold improvements (including parking areas and signage) and related space plans and working drawings and for signage and other mutually agreed upon items;
                          (3) the request for and payment by Landlord of the Tenant Allowance shall be accompanied by invoice(s) from all contractor(s), subcontractors and suppliers who have performed the Tenant's Work, which shall describe the work performed in reasonable detail and certify the amount paid therefor, and by a written certification executed by Tenant's general contractor, describing in reasonable detail the Tenant's Work which is the basis of Tenant's request for payment of the Tenant Allowance, to which shall be attached an executed waiver or release by each such contractor, subcontractor and supplier of all liens as to said work.

                                  All Tenant's Work shall be subject to
                          approval of Landlord as provided in Paragraph 13 of this Lease and Tenant shall submit to Landlord such plans and specifications therefor as shall be required by Landlord.

                                  Prior to commencing the Tenant's Work,
                          Tenant shall provide to Landlord the name and address of each contractor which Tenant intends to employ to perform the Tenant's Work, the use of which contractor shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, conditioned or delayed if
                          (i) the contractor is properly licensed, (ii) Landlord has had no prior experience with such contractor which was unsatisfactory to Landlord, and (iii) Landlord knows of no prior unsatisfactory experience that a third party has had with such contractor. Prior to the commencement of any of the Tenant's Work, Tenant shall deliver to Landlord, with respect to each contractor which Tenant intends to employ to perform any of the Tenant's Work, a certificate of insurance from each such contractor specifying Landlord as a named insured and evidencing that each such contractor has obtained the following insurance coverage:

                                  (a) comprehensive general liability
                          insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection, with limits for each occurrence, of not less than One Million Dollars ($1,000,000) with respect to bodily injury or death and One Million Dollars ($1,000,000) with respect to property damage or equivalent terms, conditions and limits under a commercial liability form policy;

                                  (b) comprehensive automobile liability
                          insurance with limits for each occurrence of not less than One Million Dollars ($1,000,000) with respect to bodily injury or death and One Million Dollars ($1,000,000) with respect to property damage; and

                                  (c) worker's compensation or similar
                          insurance in form and amounts required by law. Said contractors shall also comply with other reasonable industry requirements of Landlord.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal the day and year first hereinabove written.

WITNESS:                      LANDLORD:

                              BATTLEFIELD BUILDING FIVE LIMITED PARTNERSHIP, a Virginia limited partnership

                              By:  Holladay Partners, Inc., its general partner


-----------------------       By:  --------------------------------------(SEAL)
                              Its: --------------------------------------



ATTEST:                       TENANT:
(Corporate Seal)              COMPUTER LEARNING CENTERS; INC. A Delaware
                              corporation                       --------



-----------------------       By:  --------------------------------------(SEAL)
                              Its: -------------------------------------------



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